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LAND TITLE ACT
FORM C
(Section 219.81)


Province of
British Columbia
GENERAL INSTRUMENT - PART 1 (This area for Land Title Office Use)
                                                             Page 1 of - 6 pages
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1.      APPLICATION: (Name, address, phone number and signature of applicant, applicant's solicitor or agent)

        BULL, HOUSSER & TUPPER, Barristers & Solicitors, Suite 3000, 1055 West Georgia Street, Vancouver, British Columbia, V6E 3R3 687-6575 (Client Number 010651)


        Per:___________________________
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2.      PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF LAND:*
        (PID)               (LEGAL DESCRIPTION)

        023-306-696         Strata Lot 1 District Lot 764 Group I New
                            Westminster District Strata Plan LMS2241 Together with an interest in the common property in proportion to the unit entitlement of the Strata Lot as shown on Form 1, Municipality of North Vancouver
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
3.      NATURE OF INTEREST:*
        DESCRIPTION                    DOCUMENT REFERENCE            PERSON ENTITLED TO INTEREST
                                      (page and paragraph)


        Priority Agreement granting    Entire Instrument         Owner of Mortgage No. BK24371 and
        Mortgage No.BK24371 and                                    Assignment of Rents No. BK24372
        Assignment of Rents No.                                             (Transferee)
        BK24372 priority over
        Mortgage No. BK24373

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4.      TERMS. Part 2 of this instrument consists of (select one only):

(a)   Filed Standard Charge Terms     [ ]  D.F. Number:

(b)   Express Charge Terms            [X]  Annexed as Part 2

(c)   Release                         [ ]  There is no Part 2 of this instrument

A selection of (a) includes any additional or modified terms referred to in Item 7 or in a schedule annexed to this instrument. If (c) is selected, the charge described in Item 3 is released or discharged as a charge on the land described in Item 2.
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5.      TRANSFEROR(S):*

        LOCK INVESTMENTS LTD. (Incorporation No. 221322), of 300 - 1445 West Georgia Street, Vancouver, British Columbia, V7X 1T2
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6.      TRANSFEREE(S): (including occupations(s), postal address(es) and postal code(s))*

        ROYAL BANK OF CANADA, a chartered bank of Canada, having a branch office and postal address at 1025 West Georgia Street, Vancouver, British Columbia, V6E 3N9
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

GENERAL INSTRUMENT - PART 1                                               Page 2
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7.      ADDITIONAL OR MODIFIED TERMS: N/A
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8.      EXECUTION(S): This instrument creates, assigns, modifies, enlarges, discharges, or governs the priority of the interest(s) described in Item 3 and the Transferor(s) and every other signatory agree to be bound by this instrument, and acknowledge(s) receipt of a true copy of the filed standard charge terms, if any.

Officer Signature(s)           EXECUTION DATE         Party(ies) Signature(s)

                               Y     M     D






                                                    LOCK INVESTMENTS LTD. by its
/s/ PHILLIP C. MARSHALL        96    2     26       authorized signatory:
-------------------------
Name: PHILLIP C. MARSHALL                           /s/ MARGHERITA OBERTI
Barristar & Solicitor                               ----------------------------
Suite 1724, Four Bentall Centre,                    Name: MARGHERITA OBERTI
1055 Dunsmuir St.
P.O. 49043, Vancouver,
British Columbia V7X 1C4
Telephone (604) 689-8001





OFFICER CERTIFICATION

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in part 5 of the Land Title Act as they pertain to the execution of this instrument.

*  If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.

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                                                                          Page 3


TERMS OF INSTRUMENT - PART 2


                              EXPRESS CHARGE TERMS

                              (Priority Agreement)

               By its or their execution of the Form C (General Instrument -
Part 1) to which these Express Charge Terms are annexed, the Transferor(s) described in Section 5 of the said Form C, for value received, does or do hereby and thereby warrant, represent, grant, consent, covenant, agree, acknowledge and confirm as follows:

1.      Definitions

1.1 In these Express Charge Terms and in the Form C to which these Express Charge Terms are annexed:

   (a)  "Agreement" means the agreement created by Part 1 and Part 2 together;

   (b) "Debtor" means the party or parties described in Section I of Schedule A hereto and includes its or their heirs, executors, administrators, successors and assigns;

   (c)  "Form C" means the form identified as Form C (General Instrument - Part
        1) to which these Express Charge Terms are annexed;

   (d) "Grantor" means the party or parties described in Part 1 as the Transferor(s);

   (e) "Grantor Security" means the security issued or granted to or held by the Grantor as described in Section II of Schedule A hereto and any modification, extension, renewal or substitution thereof or therefor in effect from time to time;

   (f) "Lands" means the lands and premises described or referred to in Item 2 of Part 1 or, when the said lands and premises are not registered in the name of the Debtor, the Debtor's interest therein;

   (g) "Part 1" means all of the terms, conditions and other information contained in Form C and any schedule or attachment to Form C and which does not form a part of Part 2;

   (h)  "Part 2" means these Express Charge Terms;

   (i)  "Royal" means the party described in Part 1 as the Transferee(s);

   (j) "Royal Security" means the security issued or granted to or held by Royal as described in Section III of Schedule A hereto and any modification, extension, renewal or substitution thereof or therefor in effect from time to time;

   (k) except where the context may otherwise require, all references to the Grantor Security, the Royal Security and the Lands include in each case where applicable each or any of them or any part or parts thereof separately.

2.      Warranties and Representations

2.1     The Grantor hereby warrants and represents to Royal:

   (a) that the Grantor is the legal and beneficial owner of the Grantor Security and that the Grantor Security has not been assigned, transferred or otherwise disposed of, in whole or in part, and that the Grantor is entitled to receive all monies secured thereby; and

   (b) that the Grantor has not commenced any enforcement or realization proceedings under any of the Grantor Security and that no floating charge comprised in or constituted by any of the Grantor Security has been crystallized.

3.      Grant of Priority

3.1     The Grantor does hereby:

   (a) consent to the creation or granting by the Debtor of the Royal Security notwithstanding any prohibition thereof contained in the Grantor Security and does hereby waive any breach by the Debtor of or default under the Grantor Security resulting from the issuance or granting of the Royal Security;

   (b) grant to Royal priority over the interest which the Grantor has now or may at any time hereafter acquire in and to the Lands under or by virtue of the Grantor Security and does hereby postpone the Grantor Security and the mortgages, charges and security interests created thereby, and all right, title and interest of the Grantor thereunder or pursuant thereto in and to the Lands to the Royal Security and the mortgages, charges and security interests created thereby in or upon the Lands, to the intent that all right, title and interest of the Grantor in and to the Lands shall be subject to the right, title and interest which Royal has now or may at any time hereafter acquire in and to the Lands under or by virtue of the Royal Security to the same extent as if the Royal Security and the mortgages, charges and security interests created thereby had been entered into, granted, executed, delivered, registered, attached and perfected and as if all moneys advanced or readvanced on the security thereof from time to time had been advanced prior to the entering into, granting, issuance, execution, delivery, registration, attachment and perfection of the Grantor Security and the mortgages, charges and security interests created thereby and prior to the advancement of any monies secured thereby;

   (c) postpone and defer all its rights under the Grantor Security and all the lien, charge and security interest thereof upon or in the Lands to the Royal Security and to the lien, charge and security interest which Royal has acquired or may at any time hereafter acquire upon or in the Lands under or by virtue of the Royal Security, to the intent that the Royal Security shall be, become and remain a mortgage, charge and security interest upon or in the Lands having and retaining priority to the full extent thereof over the Grantor Security;

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                                                                          Page 5


   (d) agree that the provisions of this Agreement will apply notwithstanding the respective date or dates on which:

            (i) any floating charge of any of the Grantor Security or the Royal Security is crystallized; the Grantor or Royal commences enforcement or realization proceedings under the Grantor Security or the Royal Security, as the case may be; or

            (iii) any notice is given to any debtor of the Debtor either by the
                  Grantor or its assigns or by Royal and its assigns.

4.      General Provisions

4.1 Royal may grant time, renewals, extensions, releases and discharges to, accept compositions from and otherwise deal with the Debtor as it may see fit, the whole without notice to the Grantor and without prejudice to or in any way limiting or affecting the agreements on the part of the Grantor set forth in this Agreement.

4.2 The headings to the provisions of this Agreement are inserted for convenience of reference only and shall not form part of nor affect the interpretation of this Agreement.

4.3 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. References herein to the singular or neuter include the plural and the masculine or feminine, and vice versa, as the context may require.

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                                                                          Page 6


                                   SCHEDULE A

SECTION I - DEBTOR

     NIFCO SYNERGY LTD.



SECTION II - GRANTOR SECURITY

1.   Mortgage registered against the Lands under number BK24373.



SECTION III - ROYAL SECURITY

1. Mortgage of the Lands securing the principal sum of $289,000, which is registered in the Vancouver Land Title Office under number BK24371;

2. Assignment of Rents registered against the Lands in the Vancouver Land Title Office under number BK24372.



                                 END OF DOCUMENT
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                             DIRECTION AS TO PAYMENT

TO:       Royal Bank of Canada
          Vancouver Business Banking Centre
          1025 West Georgia Street
          Vancouver, British Columbia
          V6E 3N9

AND TO:   Bull, Housser & Tupper
          Barristers and Solicitors
          3000 - 1055 West Georgia Street
          Vancouver, British Columbia
          V6E 3R3

RE: Financing provided by Royal Bank of Canada in connection with the purchase by Nifco Synergy Ltd. of the real property described as Parcel
        Identifier: 023-306-696, Strata Lot I District Lot 764 Group I New Wesminster District Strata Plan LMS2241 Together, with an interest in the common property in proportion to the unit entitlement of the Strata Lot as shown on Form 1, Municipality of North Vancouver ("Lands").

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This constitutes your irrevocable authority and direction to pay to or at the direction of Allard & Company, Barristers & Solicitors, in trust, the sum of $289,000 or such lesser sum as they may specify out of loan monies being made available to the undersigned by Royal Bank of Canada in connection with the purchase by the undersigned of the Lands and the clearing of title thereto.

            Dated this 19 day of January, 1996.

THE CORPORATE SEAL OF                             )
NIFCO SYNERGY LTD. was hereunto affixed in        )
the presence of:                                  )
                                                  )
/s/ NATHAN NIFCO                                  )         C/S
-----------------------------------               )
Authorized Signatory                              )